Exhibit 99.1

Case 16-11084-BLS Doc 583 Filed 02/03/17 Page 1 of 3

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

This Report is to be submitted for all bank accounts that are presently maintained by the post confirmation debtor.

Debtor’s Name:	DNIB Unwind, Inc. and DNIB Subsidiary	Bank:	NY Signature Bank
Corporation (DNIB Liquidation Trust)
Bankruptcy Number:	16-11084 (BLS)	Account Number:	xx-xxxx44506 & xx-xxxx44492
& xx-xxxx44514

Date of Confirmation:	September 26, 2016	Account Type:	Checking/Money Market

Reporting Period (month/year):	Dec-16

Beginning Cash Balance:		0

All receipts received by the debtor:
Transfer from Debtor’s Previous Accounts		$21,405,484

Cash Sales:		$0

Collection of Accounts Receivable:		$4,612,438

Refunds		$161,070

Reimbursements (Cobra)		$7,491

Sale of Debtor’s Assets:	(Pfizer sale holdback)	$1,975,000

Rent	(Reimbursement of 9-2016 rent)	$332,078

Interest		$2,292

Total of cash received:		$28,495,853

Total of cash available:		$28,495,853

Less all disbursements or payments (including payments made under the confirmed plan) made by the Debtor:
Disbursements made under the plan, excluding the administrative claims of bankruptcy professionals:		$9,879,171

Disbursements made pursuant to the administrative claims of bankruptcy professionals:		$296,454

All other disbursements made in the ordinary course:		$140,880

Total Disbursements		$10,316,504

Ending Cash Balance		$18,179,349

Pursuant to 28 U.S.C. Section 1746(2), l hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

2/3/17
Date		Name/Title

Debtor:	DNIB Unwind, Inc. and DNIB Subsidiary Corporation (DNIB Liquidation Trust)

Case Number:	16-11084 (BLS)

Case 16-11084-BLS Doc 583 Filed 02/03/17 Page 2 of 3

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST CONFIRMATION QUARTERLY SUMMARY REPORT

DNIB Unwind, Inc. and DNIB Subsidiary Corporation

(DNIB Liquidation Trust)

RECEIPTS AND DISBURSEMENTS

As of 12/31/16
RECEIPTS
Cobra Reimbursement	7,491.19
Refunds	161,070.37
Sale of Assets	1,975,000.00
Transfer From Debtor	26,350,000.00
Interest	2,291.51

TOTAL RECEIPTS	28,495,853.07

DISBURSEMENTS
Administrative	2,469.19
Claims Agent	37,620.56
Creditor Distribution	1,909,278.35
Expense Reimbursement	30,033.16
Insurance	25,747.21
Outside Services	26,462.50
Professional Expenses	566.96
Professional Fees	295,886.56
Shareholder Distributions	7,969,892.32
Shareholder Services	13,095.50
Storage	150.00
Suspense,	431.46
Telephone	991.00
Waste Pick Up	3,880.00

TOTAL DISBURSEMENTS	10,316,504.77

ENDING CASH BALANCE	18,179,348.30

*	Pursuant to Section 13.1 of the Liquidation Trust Agreement, by and among DNIB Unwind, Inc., DNIB Subsidiary Corporation and Geoffrey L. Berman, solely in his capacity as trustee of the DNIB Liquidation Trust, the DNIB Liquidation Trust submits this Receipts and Disbursements as part of its required annual report.

Case 16-11084-BLS Doc 583 Filed 02/03/17 Page 3 of 3

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST CONFIRMATION QUARTERLY SUMMARY REPORT

DNIB Unwind, Inc. and DNIB Subsidiary Corporation

(DNIB Liquidation Trust)

As of 12/361/2016

*BALANCE SHEET
ASSETS
Cash (Unrestricted)	17,353,071
Cash (Restricted)	826,278
Accounts Receivable (Net)	0
Inventory	0
Notes Receivable	0
Prepaid Expenses	0
Professional Retainers	0
Accrued Interest Receivable	0

Total Current Assets	18,179,349

Property, Plant & Equipment
Real Property & Improvements	0
Machinery & Equipment	0
Furniture, fixtures & Office Equipment	0
Vehicles	0
Leasehold Improvements	0
Less: Accumulated Depreciation/Depletion	0

Total Property, Plant & Equipment	0

Due from Affiliates & Insiders	0
Other Assets	0

Total Assets	18,179,350

LIABILITIES
Accounts Payable	0
Taxes Payable	0
Notes Payable	0
Professional Fees	0
Secured Debt	0
Due to Affiliates & Insiders	0
Other	0

Total Post petition Liabilities	0

Liabilities Subject to Compromise (Pre-petition Liabilities)
Secured Debt - Per Plan	0
Priority Debt - Per Plan	0
Unsecured Debt - Per Plan	0
Other - Per Plan	21,826,278

Total Pre-petition Liabilities	0

Total Liabilities	21,826,278

Equity
Common Stock	0
Retained Earnings (Deficit)	0
Direct Charges to Equity	-3,646,929

Total Liabilities & Owners’ Equity	18,179,349

*	Pursuant to Section 13.1 of the Liquidation Trust Agreement, by and among DNIB Unwind, Inc., DNIB Subsidiary Corporation and Geoffrey L. Berman, solely in his capacity as trustee of the DNIB Liquidation Trust, the DNIB Liquidation Trust submits this Balance Sheet as part of its required annual report.